UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  October 24, 2014

LAMPERD LESS LETHAL INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

333-84976
(Commission File Number)

98-0358040
(IRS Employer Identification No.)

1200 Michener Road, Sarnia, Ontario, Canada N7S 4B1
(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code (519) 344-4445

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 8.01. Other Events
Lamperd Less Lethal Expands Around the World                      (As reported by The Smallcapauthority team 10/22/2014.)

The defense industry may be dominated by big-name players like Lockheed Martin Corporation (LMT) and General Dynamics Corporation (GD), but small-cap stocks in the space may have more upside potential. After all, it's much easier to double a $10 million market capitalization than to double a $10 billion market capitalization, although the risks associated may be higher.

Lamperd Less Lethal Inc. (LLLI) is a small $8.5 million company that trades over-the-counter on the Pink Sheets. Over the past year, the company has launched several new products and expanded its footprint around the world. Investors willing to assume the risks associated with small-cap stocks may want to take a closer look at the company given these compelling developments. [1]

Civil Unrest Drives Market Growth

Lamperd Less Lethal operates in the non-lethal segment of the traditional defense industry, along the same lines as companies like TASER International Inc. (TASR). For example, the company's product lines include ultra-lightweight launchers for tear gas and other non-lethal munitions, as well as accessories like its body camera that competes with TASER's Axon products. [2, 3]

Get Updates on Lamperd Less Lethal here: http://www.tdmfinancial.com/emailassets/llli/llli_landing.php

The market for these non-lethal products has been rapidly expanding, driven by civil unrest in the Middle East and growing prison populations in developed countries. According to Maplecroft, a global risk analytics firm, civil unrest is on the rise in 20% of countries over the second quarter of 2014, with areas like Hong Kong and Liberia seeing the largest increase in risk. [4]
According to a report:
Mass demonstrations, labour protests and ethnic or religious violence have increased the potential risk of business disruption in nearly 20% of countries over the last three months, including in the important markets of Hong Kong, Kenya, Nigeria, China and Mexico, according to the Civil Unrest Index (CUI) by a global risk analytics company

In developed countries like the U.S., civil unrest comes in the form of police brutality, which has driven demand for body cameras, particularly following the August 9th shooting of Michael Brown in Ferguson, MO. Washington D.C., for example, implemented a six-month pilot program to outfit officers with body cameras in order to provide documented evidence of any questionable events. [5]

New Products Drive Sales Revenue

Lamperd Less Lethal has introduced two new product lines that have generated a lot of buzz - an ultra-lightweight launcher and a body camera. These products complement its existing line-up of non-lethal weapons and munitions, which are designed to help in riot control and similar non-lethal situations, and could help boost sales over the coming quarters and years. [1]

In early 2014, the company released its new Ultra-Light Single-Shot Launchers made from a high-performance composite material. The ultra-light single-shot launcher weighs in at just 3.7 pounds, while its multi-shot launcher weighs in at just 5.4 pounds compared to competitive launchers starting at 9 pounds. By weight alone, the launchers offer a significant competitive advantage. [2]
Market demand for the new launchers was evident by the Canadian government's purchase order for 350 launchers in February of 2014. In addition, the company reported being in discussions with a large military end user that has expressed interest in the launchers. Product demonstrations were given back in 2013 to the governments of Oman and Saudi Arabia. [6]

In August 2014, the company released its MSS100 Mobile Surveillance System, which provides streaming video and audio to any location. The small, unique, and durable device can continuously record for eight hours with automated night vision and laser positioning. With a high-impact, vibration-free, fire-resistant, and waterproof housing, the device is extremely durable in nearly any situation. [7]

Management recently signed an exclusive distribution agreement for all of Europe with a U.K. based distribution company for its Model X100 streaming video and audio wi-fi body camera worn by police and military personnel. In addition to these end markets, the company anticipates shipping less lethal products to Peru, Ecuador, and the United Kingdom over the next 60 days. [8]

Looking Ahead

Lamperd Less Lethal has spent the past year launching new products and expanding its footprint around the world. With these developments and future potential orders, investors interested in the defense space and willing to assume the risks of a small-cap stock may want to take a closer look at the stock. The company's growing market and product line could signal growth ahead.

For more information, please see the following resources:

-Company Website
-OTC Markets Profile
Sources

1.http://www.otcmarkets.com/stock/LLLI/profile
2.http://www.lamperdtraining.com/
3.http://www.taser.com/products/on-officer-video/axon-body-on-officer-video
4.https://maplecroft.com/portfolio/new-analysis/2014/10/08/civil-unrest-rise-20-countries-over-last-quarter-hong-kong-liberia-see-biggest-increase-risk-maplecroft/
5.http://www.kshb.com/decodedc/police-use-of-body-cameras-raises-hope-for-changeand-privacy-fears
6.http://finance.yahoo.com/news/lamperd-less-lethal-inc-receives-133000001.html
7.http://finance.yahoo.com/news/lamperd-less-lethal-inc-announces-120000302.html
8.http://finance.yahoo.com/news/lamperd-less-lethal-inc-makes-135431140.html

About the Company
Lamperd Less Lethal, Inc. is a manufacturer of less lethal weapons and ammunition for defensive purposes only. Lamperd has a range of products to fit all defensive purposes.

This press release contains forward-looking statements relating to Lamperd Less Lethal, Inc. Lamperd Less Lethal, Inc. undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes in future operating results.

Safe Harbor for Forward-Looking Statements: This news release includes forward-looking statements. While these statements are made to convey to the public the company's progress, business opportunities and growth prospects, readers are cautioned that such forward-looking statements represent management's opinion. Whereas management believes such representations to be true and accurate based on information and data available to the company at this time, actual results may differ materially from those described. The company's operations and business prospects are always subject to risk and uncertainties. Important factors that may cause actual results to differ are and will be set forth in the company's periodic filings with the U.S. Securities and Exchange Commission.

Lamperd Less Lethal
Barry Lamperd, President
(519) 344-4445

www.lamperdtraining.com

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAMPERD LESS LETHAL INC.

/s/ Barry Lamperd
Barry Lamperd
President

Date: October 24, 2014